UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2004

                           China Artists Agency, Inc.
                           --------------------------
             (Exact name of Registrant as Specified in its Charter)


           Nevada                         000-29019                22-3617931
           -------                        ---------                ----------
(State or Other Jurisdiction       (Commission file Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

Unit 503C, Miramar Tower, 132 Nathan Road Tsimshatsui Hong Kong           n/a
--------------------------------------------------------------       ----------
(Address of Principal Executive Offices)                             (Zip Code)

      Registrant's telephone number, including area code: 011-852-2313-1897

================================================================================


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K is an amendment to (i) the Current Report on Form 8-K filed on January 3, 2005, reporting the closing on December 24, 2004 of the Share Exchange Agreement dated November 17, 2004 by and among China Artists Agency, Inc. formerly known as Interactive Marketing Technology, Inc. (the "Registrant"), Metrolink Pacific Limited, an International Business Company organized to do business under the laws of the British Virgin Islands ("Metrolink Pacific") and the shareholders of Metrolink Pacific. The owner of Metrolink Pacific is Imperial International Limited, a company incorporated under the laws of the British Virgin Islands ("Imperial"). Imperial owns all the issued and outstanding shares of Metrolink Pacific. The parent company and 100% owner of Imperial is Together Again Limited.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the Registrant is filing the financial statements of the business acquired as required to be filed by Item 9.01(a)(1) within seventy one days of the Form 8-K filing.

(b) Pro Forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K, the Registrant is filing the pro forma financial information required by Item 9.01(b)(1) within seventy one days of the 8-K filing.

(c) Exhibits.

Listed below are all exhibits to this Current Report of Form 8-K.


Exhibit Number    Description
--------------    -----------
* 99.1            Together Again Limited financial statements
* 99.2            Together Again Limited Pro Forma financial information

*Filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  CHINA ARTISTS AGENCY, INC.

Date: January 25, 2005       By:  /s/ Chen Ming Yin Tiffany
                                  ----------------------------------------------
                                  Chen Ming Yin Tiffany, Chief Executive Officer